                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 17, 2004
                                                  ------------------------------

                   Structured Asset Securities Corporation II
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                            333-119328                    82-0569805
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
of Incorporation)                  File Number)              Identification No.)

745 Seventh Avenue
New York, New York                                                 10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                    ----------------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Section 8 -  Other Events
---------    ------------

Item 8.01  Other Events.
---------  ------------

         It is expected that on or about November 30, 2004, a single series of certificates, expected to be titled LB-UBS Commercial Mortgage Trust 2004-C8,
Commercial Mortgage Pass-Through Certificates, Series 2004-C8 (the
"Certificates"), will be issued pursuant to a pooling and servicing agreement
(the "Pooling and Servicing Agreement"), to be entered into by and among
Structured Asset Securities Corporation II (the "Registrant") and a master servicer, a special servicer and a trustee. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-119328) and sold to
Lehman Brothers Inc. and UBS Securities LLC (the "Underwriters"), pursuant to an underwriting agreement between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials listed as Exhibit 99.1, that constitute
"Computational Materials" (as defined in the no-action letter made available May
20, 1994 issued by the Division of Corporation Finance of the Securities and
Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation
I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation
and the no-action letter made available May 27, 1994 issued by the Division of
Corporation Finance of the Commission to the Public Securities Association)
and/or "ABS Term Sheets" (as defined in the no-action letter made available
February 17, 1995 issued by the Division of Corporation Finance of the
Commission to the Public Securities Association).

         The materials attached hereto have been prepared and provided to the
Registrant with respect to the Underwritten Certificates. The information in such materials is preliminary and will be superseded by the final Prospectus
Supplement relating to the Underwritten Certificates and by any other similar information subsequently filed with the Commission. To the extent any materials previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the materials attached hereto, such previously filed materials are superseded by the materials attached hereto.

Section 9 - Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01  Financial Statements and Exhibits.
---------  ---------------------------------

(a) Financial statements of businesses acquired:
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    -------------------------------

         Not applicable.

(c)  Exhibits:
     --------

Exhibit No.    Description

99.1           Certain materials constituting Computational Materials and/or ABS
               Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

                                       3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 17, 2004

                                         STRUCTURED ASSET SECURITIES
                                         CORPORATION II

                                         By: /s/ David Nass
                                             -----------------------------------
                                             Name:  David Nass
                                             Title: Senior Vice President

                                       4

                                  EXHIBIT INDEX
                                  -------------

                   The following exhibits are filed herewith:

Exhibit No.                                                             Page No.
-----------                                                             --------

99.1          Certain materials constituting Computational Materials
              and/or ABS Term Sheets prepared and disseminated in
              connection with the expected sale of the Underwritten
              Certificates.

                                       5